[PIONEER LOGO]












                    PIONEER AMERICA

                    INCOME TRUST



                    ----------------------
                    ANNUAL REPORT 12/31/96
                    ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Letter from the Chairman                                                       1


Portfolio Summary                                                              2


Performance Update                                                             3


Portfolio Management Discussion                                                6


Schedule of Investments                                                        9


Financial Statements                                                          11


Notes to Financial Statements                                                 17


Report of Independent Public Accountants                                      21


Tax Treatment of Distributions                                                22


Trustees' Fees and Share Ownership                                            23


Trustees, Officers and Service Providers                                      24


Programs and Services for Pioneer Shareowners                                 26


The Pioneer Family of Mutual Funds                                            28

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/96
------------------------------------------------------------------------------


DEAR SHAREOWNER,
------------------------------------------------------------------------------

It is my pleasure to introduce this report for Pioneer America Income Trust, covering the year ended December 31, 1996.

The bond market went full cycle in 1996, going from falling interest rates and rising bond prices to rising rates and falling prices, and back again. The year was difficult for quality-oriented investors, as "junk" bonds grew in popularity as a way to tie-in to the surging stock market. In fact, by the end of the year, low-quality bonds cost nearly as much as the high-quality issues in your Fund's portfolio.

Your Fund's management team had an active year adjusting the portfolio to pursue an attractive income stream without losing sight of generating a solid total return for shareowners. I am pleased to report they were successful on both counts. Pioneer America Income Trust continues to be a high-quality choice for shareowners looking for regular income.

A final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion of the portfolio management team's insights into market conditions, portfolio strategy and results. We hope you find them informative.

Please contact your investment representative, or Pioneer at 1-800-225-6292, if you have questions about your investment in Pioneer America Income Trust. Thank you for your continued support.

Respectfully,


[SIGNATURE]


John F. Cogan, Jr.,
Chairman and President

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/96
------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[A pie chart depicting the diversification of the portfolio as a percentage of the total investment portfolio. The numbers are as follows:

          U.S. Government Agency Obligations                 55%
          U.S. Treasury Obligations                          45%]


PORTFOLIO MATURITY
------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[A pie chart depicting the maturity of the portfolio with the effective life as a percentage of the total investment portfolio. The numbers are as follows:

                    0-2 Years                                  8%
                    2-5 Years                                  8%
                    5-7 Years                                 20%
                    7-10 Years                                53%
                    20+ Years                                 11%     ]

10 LARGEST HOLDINGS
------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1.  Government National Mortgage Association, 8.0%, 10/15/24         9.29%
 2.  U.S. Treasury Notes, 7.0%, 07/15/06                              7.38
 3.  U.S. Treasury Bond, 8.0%, 11/15/21                               6.67
 4.  Government National Mortgage Association, 8.5%, 10/15/24         4.82
 5.  Government National Mortgage Association, 7.5%, 07/20/25         4.45
 6.  U.S. Treasury Notes, 8.875%, 05/15/00                            4.20
 7.  U.S. Treasury Bond, 9.125%, 05/15/09                             4.16
 8.  U.S. Treasury Notes, 7.25%, 08/15/22                             3.76
 9.  Government National Mortgage Association, 8.5%, 03/15/25         3.59
10.  Government National Mortgage Association, 8.0%, 06/05/26         3.31

Fund holdings will vary for other periods.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/96                                  CLASS A SHARES
------------------------------------------------------------------------------


SHARE PRICES AND DISTRIBUTIONS
------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                     12/31/96         12/31/95
                              $9.77            $10.20

DISTRIBUTIONS PER SHARE       INCOME          SHORT-TERM           LONG-TERM
(12/31/95 - 12/31/96)         DIVIDENDS       CAPITAL GAINS        CAPITAL GAINS
                              $0.645               -                     -

INVESTMENT RETURNS
------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index.

[A MOUNTAIN CHART DEPICTING THE GROWTH OF A $10,000 INVESTMENT FROM JUNE 1988 TO DECEMBER 1996. THE LINE FOR PIONEER AMERICA INCOME TRUST ENDS AT $17,715 FOR DECEMBER 1996. THE LINE FOR THE LEHMAN BROTHERS GOVERNMENT BOND INDEX ENDS AT $20,494 FOR DECEMBER 1996.]

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 1996)
                         NET ASSET    PUBLIC OFFERING
     PERIOD                VALUE           PRICE*
     Life-of-Fund           7.60%           7.02%
     (6/1/88)
     5 Years                5.81            4.84
     1 Year                 2.29           -2.30
--------------------------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



Index comparison begins 6/30/88. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/96                                  CLASS B SHARES
------------------------------------------------------------------------------


SHARE PRICES AND DISTRIBUTIONS
------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                     12/31/96         12/31/95
                               $9.75            $10.17

DISTRIBUTIONS PER SHARE       INCOME          SHORT-TERM           LONG-TERM
(12/31/95 - 12/31/96)         DIVIDENDS       CAPITAL GAINS        CAPITAL GAINS
                              $0.567               -                  -

INVESTMENT RETURNS
------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

[A MOUNTAIN CHART DEPICTING THE GROWTH OF A $10,000 INVESTMENT FROM APRIL 1994 TO DECEMBER 1996. THE LINE FOR PIONEER AMERICA INCOME TRUST ENDS AT $12,211 FOR DECEMBER 1996. THE LINE FOR THE LEHMAN BROTHERS GOVERNMENT BOND INDEX ENDS AT $11,327 FOR DECEMBER 1996.]

--------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 1996)
                             IF             IF
     PERIOD                 HELD        REDEEMED*
     Life-of-Fund          5.78%          4.76%
     (4/29/94)
     1 Year                1.59          -2.25
--------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.




The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/96                                  CLASS C SHARES
------------------------------------------------------------------------------


SHARE PRICES AND DISTRIBUTIONS
------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                     12/31/96         12/31/95
                               $9.74            $10.16

DISTRIBUTIONS PER SHARE       INCOME          SHORT-TERM           LONG-TERM
(1/31/96 - 12/31/96)          DIVIDENDS       CAPITAL GAINS        CAPITAL GAINS
                              $0.517              -                    -

INVESTMENT RETURNS
------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

[A MOUNTAIN CHART DEPICTING THE GROWTH OF A $10,000 INVESTMENT FROM JANUARY 1996 TO DECEMBER 1996. THE LINE FOR PIONEER AMERICA INCOME TRUST ENDS AT $10,214 FOR DECEMBER 1996. THE LINE FOR THE LEHMAN BROTHERS GOVERNMENT BOND INDEX ENDS AT $10,008 FOR DECEMBER 1996.]

--------------------------------------------------------
CUMULATIVE TOTAL RETURNS
(As of December 31, 1996)
                             IF             IF
     PERIOD                 HELD        REDEEMED*
     Life-of-Fund          1.04%          0.08%
     (1/31/96)
--------------------------------------------------------

* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.





The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/96
------------------------------------------------------------------------------


DEAR SHAREOWNER,
------------------------------------------------------------------------------
This annual report discusses the performance of Pioneer America Income Trust during its fiscal year ended December 31, 1996. We are pleased to inform you that, once again, the Fund met its investment objective of providing high current income consistent with preservation of capital, by investing exclusively in U.S. government securities and its agencies.

It was a challenging 12 months for the Fund. The bond market and interest rates showed a lot of volatility, reacting to the threat of rising inflation. As it turned out, it was a threat that never materialized, but it still had a significant impact on the bond markets.

Also, because of higher interest rates offered by lower quality, but better performing, corporate bonds, investors sold government securities. Corporate bonds also benefited from favorable earnings associated with a steadily growing economy. The lesser demand for government issues influenced volatility in that market.

SLOW, STEADY ECONOMY IN FIRST HALF
After making a small cut in interest rates in January, the Federal Reserve did not change rates again over the remainder of the year. Wage inflation stayed minimal due to foreign competition, and corporate America continued to downsize. As a result, inflation stayed in a comfortable range, and the economy never picked up enough steam to warrant interest rate increases. Even the federal budget quietly made progress without the intense scrutiny of the previous year.

This healthy economic environment pushed interest rates higher without any Federal Reserve intervention. Bond vigilantes became concerned that employment growth would put pressure on wages and push up inflation. As a result, bond prices fell and yields rose in the first half of the year. The benchmark 30-year Treasury bond moved from a yield of 5.95% at the beginning of the year to a high of 7.20% on June 12.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------

------------------------------------------------------------------------------



As interest rates rose, we took the opportunity to lock-in higher yields for the Fund's portfolio by increasing investments in Government National Mortgage Association (GNMA) mortgage-backed securities. GNMAs offer a slightly higher income stream than U.S. Treasury bonds, and outperformed Treasurys in 1996. Both GNMAs and Treasurys carry the "full faith and credit" backing of the U.S. government, insuring that your Fund will receive interest and principal payments on time and in full. (Of course, this guarantee does not extend to the price or yield of Fund shares.) By purchasing GNMAs with coupons in the 7.5% to 8.0% range, the Fund faced little risk from prepayment as long as mortgage rates didn't move substantially below 7.0%. This strategy helped the Fund maintain its yield. With GNMAs, the Fund is rewarded with a slightly higher income stream and, in the right environment, price appreciation potential. By December 31, 1996, we had increased GNMA holdings to about 51% of the portfolio.

BOND PRICES HEADED UP, INTEREST RATES FELL AS YEAR PROGRESSED
By mid-year, worries surfaced about an overheating economy and interest rates spiked up. However, after a few months, it became evident that the economy was not moving too fast and that inflation remained benign. Interest rates reversed their direction, heading downward and sending bond prices back up. One strategy we used during this time was to slightly lengthen the portfolio's duration in order to lock-in higher yields and provide a better monthly income. (Duration reflects an instrument's sensitivity to changes in interest rates; the lower the duration, the less effect interest rates have on prices.) By year end, we had moved the Fund to a duration of 5.02 years, considered "neutral" - neither bullish or bearish. We believe this gives the Fund a good tradeoff between reward and risk.

The slightly longer duration strategy helped increase the Fund's yield. On December 31, 1996, the Fund's 30-day SEC yield was 6.15% - up from 5.68% at the beginning of the year. However, net asset value did moderately decrease as bond prices shifted and investors favored lower-quality securities.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/96                         (continued)
------------------------------------------------------------------------------


LOOKING AHEAD: GOOD CONDITIONS FOR THE BOND MARKET
As we head into 1997, we think investors can expect less volatility in the bond market. The economy is slowing from its rapid growth in the fourth quarter, with no sign of a pick-up in inflation. Although interest rates will continue to gyrate, we believe the secular trend toward lower long-term rates remains in effect. In this steady economic environment, we would not expect the Federal Reserve to raise interest rates dramatically. This should be good news for bond investors who weathered 1996's difficult market.

We believe the Fund's neutral duration of approximately five years still makes sense as we begin 1997. We are optimistic about generating a good level of income for shareowners along with the chance for price appreciation. We will continue to closely monitor the markets and economic data for signs of a change in economic growth and Fed policy.

Once again, our focus is on investments issued only by the U.S. government and its agencies. We will continue to invest Pioneer America Income Trust for the liquidity and steady monthly income that only a conservative government bond mutual fund can deliver.



Respectfully,


[SIGNATURE]


Sherman B. Russ,
Portfolio Manager

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/96
------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                VALUE
               INVESTMENTS IN SECURITIES - 100.0%
               U.S. GOVERNMENT OBLIGATIONS - 45.3%
$2,000,000     U.S. Treasury Bonds, 10.75%, 2003                    $  2,460,620
3,415,000      U.S. Treasury Bonds, 8.25%, 2005                        3,599,615
 5,590,000     U.S. Treasury Bonds, 9.125%, 2009                       6,438,115
 4,000,000     U.S. Treasury Bonds, 10.375%, 2009                      4,941,880
 3,000,000     U.S. Treasury Bonds, 10.0%, 2010                        3,668,430
 1,000,000     U.S. Treasury Bonds, 7.875%, 2021                       1,130,310
 9,000,000     U.S. Treasury Bonds, 8.0%, 2021                        10,319,040
 5,500,000     U.S. Treasury Bonds, 7.25%, 2022                        5,817,955
 3,750,000     U.S. Treasury Notes, 9.0%, 1998                         3,908,212
 3,000,000     U.S. Treasury Notes, 9.25%, 1998                        3,156,090
 6,000,000     U.S. Treasury Notes, 8.875%, 2000                       6,500,640
 2,000,000     U.S. Treasury Notes, 7.875%, 2004                       2,182,500
 4,500,000     U.S. Treasury Notes, 6.875%, 2006                       4,637,115
11,000,000     U.S. Treasury Notes, 7.0%, 2006                        11,428,010
                                                                    ------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS                    $ 70,188,532
                                                                    ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 51.8%
   105,898     GNMA Midget, 10.5%, 1998 to 2003                     $    113,112
  939,064      GNMA Midget, 10.0%, 2001 to 2006                          992,064
   712,700     GNMA Midget, 9.5%, 2004 to 2006                           756,886
    98,381     GNMA Midget, 9.0%, 2004 to 2005                           102,610
8,146,772      GNMA, 9.0%, 2016 to 2024                                8,594,627
 1,634,824     GNMA, 10.0%, 2016 to 2020                               1,798,546
  196,808      GNMA, 10.5%, 2017 to 2018                                 219,766
   375,454     GNMA, 9.5%, 2019 to 2021                                  405,028
41,708,904     GNMA, 8.0%, 2024 to 2026                               42,552,211
16,976,695     GNMA, 8.5%, 2024 to 2025                               17,680,611
 6,916,798     GNMA, 7.5%, 2025                                        6,895,148
                                                                    ------------
               TOTAL GNMA                                           $ 80,110,609
                                                                    ------------
               OTHER U.S. GOVERNMENT AGENCY OBLIGATION - 2.9%
 4,275,000     Financial Assistance Corp., 9.45%, 2003              $  4,517,478
                                                                    ------------
               Total Other U.S. Government Agency Obligation        $  4,517,478
                                                                    ------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $153,594,655)(a)(b)                            $154,816,619
                                                                    ============

 The accompanying footnotes are an integral part of these financial statements.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/96                                 (continued)
------------------------------------------------------------------------------


Note: The Trust's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

(a) At December 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $153,594,655 was as follows:

      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost              $ 2,434,495

      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value              (1,212,531 )
                                                                   ------------

      Net unrealized gain                                          $1,221,964
                                                                   ============

(b) At December 31, 1996, the Fund had a net capital loss carryforward of $8,034,239 which will expire between 2001 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 aggregated $63,644,088 and $67,008,098, respectively.





 The accompanying footnotes are an integral part of these financial statements.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
BALANCE SHEET 12/31/96
------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $153,594,655)          $ 154,816,619
 Cash                                                                   47,719
 Receivables -
  Fund shares sold                                                     171,975
  Interest                                                           1,744,243
 Other                                                                   4,509
                                                                 --------------
    Total assets                                                 $ 156,785,065
                                                                 --------------

LIABILITIES:
 Payables -
  Fund shares repurchased                                               34,048
  Dividends                                                            197,820
 Due to affiliates                                                     211,152
 Accrued expenses                                                       70,852
                                                                 --------------
    Total liabilities                                            $     513,872
                                                                 --------------

NET ASSETS:
 Paid-in capital                                                 $ 163,079,535
 Accumulated undistributed net investment income                         3,933
 Accumulated net realized loss on investments                       (8,034,239 )
 Net unrealized gain on investments                                  1,221,964
                                                                 --------------
    Total net assets                                             $ 156,271,193
                                                                 ==============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $145,407,945/14,888,887 shares)               $        9.77
                                                                 ==============
 Class B (based on $9,556,927/980,598 shares)                    $        9.75
                                                                 ==============
 Class C (based on $1,306,321/134,104 shares)                    $        9.74
                                                                 ==============

MAXIMUM OFFERING PRICE:
 Class A                                                         $       10.23
                                                                 ==============




 The accompanying footnotes are an integral part of these financial statements.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
FOR THE YEAR ENDED 12/31/96

INVESTMENT INCOME:
  Interest                                                         $12,149,338
                                                                   ------------
EXPENSES:
  Management fees                                $   808,092
  Transfer agent fees
    Class A                                          370,964
    Class B                                           19,660
    Class C                                            1,547
  Distribution fees
    Class A                                          381,382
    Class B                                           85,204
    Class C                                            5,474
  Accounting                                          81,893
  Custodian fees                                      36,953
  Registration fees                                   58,300
  Professional fees                                   58,435
  Printing                                            15,871
  Fees and expenses of nonaffiliated trustees         20,313
  Miscellaneous                                       20,267
                                                 -----------
    Total expenses                                                 $ 1,964,355
    Less management fees waived by
     Pioneering Management Corporation                                (264,316 )
    Less fees paid indirectly                                          (33,219 )
                                                                   ------------
    Net expenses                                                   $ 1,666,820
                                                                   ------------
     Net investment income                                         $10,482,518
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                 $(1,540,059 )
  Change in net unrealized gain on investments                      (5,605,335 )
                                                                   ------------
    Net loss on investments                                        $(7,145,394 )
                                                                   ------------
    Net increase in net assets resulting
     from operations                                               $ 3,337,124
                                                                   ============




 The accompanying footnotes are an integral part of these financial statements.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                                                       YEAR ENDED   YEAR ENDED
FROM OPERATIONS:                                        12/31/96     12/31/95
Net investment income                                 $ 10,482,518 $ 11,280,090
Net realized loss on investments                        (1,540,059)    (814,678)
Change in net unrealized gain or loss on investments    (5,605,335)  14,043,149
                                                      ------------- ------------
 Net increase in net assets resulting from operations $  3,337,124 $ 24,508,561
                                                      ------------- ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.64 and $0.68 per share, respectively)    $(10,028,781)$(11,072,485)
 Class B ($0.57 and $0.61 per share, respectively)        (493,224)    (231,937)
 Class C ($0.52 per share)                                 (31,004)          -
                                                      ------------  ------------
   Total distributions to shareholders                $(10,553,009)$(11,304,422)
                                                      ------------- ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                      $ 22,744,467 $ 30,228,239
Reinvestment of distributions                            8,227,893    8,782,844
Cost of shares repurchased                             (37,185,374) (46,543,628)
                                                      ------------- ------------
 Net decrease in net assets resulting from
   fund share transactions                            $ (6,213,014)$ (7,532,545)
                                                      ------------- ------------
 Net increase (decrease) in net assets                $(13,428,899)$  5,671,594
NET ASSETS:
Beginning of year                                      169,700,092   64,028,498
                                                      ------------- ------------
End of year (including accumulated undistributed
 net investment income of $3,933 and $74,424,
 respectively)                                        $156,271,193 $ 169,700,092
                                                      ============  ============

CLASS A                     '96 SHARES   '96 AMOUNT    '95 SHARES    '95 AMOUNT
Shares sold                  1,619,071   $ 15,878,995   2,411,447  $ 23,762,264
Reinvestment of distributions  800,704      7,833,834     871,169     8,600,898
Less shares repurchased     (3,487,423)   (34,124,157) (4,532,725)  (44,436,985)
                            ----------   ------------  ----------   -----------
 Net decrease               (1,067,648)  $(10,411,328) (1,250,109) $(12,073,823)
                            ==========   ============  ==========  ============
CLASS B
Shares sold                    545,668   $  5,342,163     654,066  $  6,465,975
Reinvestment of distributions   37,373        364,533      18,343       181,946
Less shares repurchased       (289,970)   (2,822,817)    (215,740)   (2,106,643)
                            ----------   ------------  ----------   -----------
 Net increase                  293,071   $  2,883,879     456,669  $  4,541,278
                            ==========   ============  ==========  ============
CLASS C*
Shares sold                    155,653   $  1,523,309
Reinvestment of distributions    3,036         29,526
Less shares repurchased        (24,585)      (238,400)
                            ----------   ------------
 Net increase                  134,104   $  1,314,435
                            ==========   ============

*  Class C shares were first publicly offered on January 31, 1996.


 The accompanying footnotes are an integral part of these financial statements.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/96
------------------------------------------------------------------------------
                             YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
CLASS A                       12/31/96   12/31/95   12/31/94   12/31/93   12/31/92
Net asset value,
 beginning of year             $ 10.20   $   9.41   $  10.48   $  10.27   $ 10.35
                               -------   --------   --------   --------  --------
Increase (decrease) from
 investment operations:
   Net investment income       $  0.64   $   0.68   $   0.66   $   0.68   $  0.73
   Net realized and unrealized
    gain (loss) on investments   (0.43)      0.79      (1.07)      0.24     (0.07)
                               -------   --------   --------   --------  --------
     Net increase (decrease)
     from investment operations$ 0.21    $   1.47   $  (0.41)  $   0.92   $  0.66
Distributions to shareholders:
 Net investment income          (0.64)      (0.68)     (0.66)     (0.67)    (0.73)
 Net realized gain                -           -          -        (0.04)    (0.01)
                               -------   --------   --------   --------  --------
Net increase (decrease) in
 net asset value               $(0.43)   $   0.79   $  (1.07)  $   0.21   $ (0.08)
                               -------   --------   --------   --------  --------
Net asset value, end of year   $ 9.77    $  10.20   $   9.41   $  10.48   $ 10.27
                               =======   ========   ========   ========  ========
Total return*                   2.29 %    16.06 %    (3.97)%     9.07 %    6.67 %
Ratio of net expenses to
 average net assets             1.01 %+    1.02 %+    1.00 %     1.00 %    1.03 %
Ratio of net investment income
 to average net assets          6.51 %+    6.85 %+    6.84 %     6.37 %    7.01 %
Portfolio turnover rate           43 %       62 %       61 %       42 %      55 %
Net assets, end of
 year (in thousands)          $145,408   $162,708   $161,858   $105,892   $85,425
Ratios assuming no waiver of
 management fees by PMC and no
 reduction for fees paid
 indirectly:
   Net expenses                 1.17 %     1.22 %     1.12 %     1.13 %    1.25 %
   Net investment income        6.35 %     6.65 %     6.72 %     6.24 %    6.79 %
Ratios assuming waiver of
 management fees by PMC and
 reduction for fees paid
 indirectly:
   Net expenses                 1.00 %     1.00 %        -         -         -
   Net investment income        6.52 %     6.87 %        -         -         -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
+  Ratio assuming no reduction for fees paid indirectly.


 The accompanying footnotes are an integral part of these financial statements.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/96
------------------------------------------------------------------------------
                                            YEAR ENDED   YEAR ENDED  4/29/94 TO
CLASS B                                      12/31/96     12/31/95    12/31/94
Net asset value, beginning of period        $   10.17     $   9.40    $  9.85
                                             ---------     --------    -------
Increase (decrease) from investment operations:
 Net investment income                      $    0.57     $   0.61    $  0.40
 Net realized and unrealized gain (loss) on
       investments                              (0.42)        0.77      (0.45)
                                             ---------     --------    -------
   Net increase (decrease) from investment
       operations                           $    0.15     $   1.38    $  (0.05                                      )
Distributions to shareholders:
 Net investment income                          (0.57)       (0.61)      (0.40)
                                             ---------     --------    -------
Net increase (decrease) in net asset value  $   (0.42)    $   0.77     $ (0.45)
                                             ---------     --------    -------
Net asset value, end of period              $    9.75     $  10.17     $  9.40
                                             =========     ========    =======
Total return*                                    1.59 %      15.08 %     (0.57)%

Ratio of net expenses to average net assets      1.75 %+      1.77 %+     1.78 %**

Ratio of net investment loss to
 average net assets                              5.78 %+      5.92 %+     6.35 %**

Portfolio turnover rate                            43 %         62 %        61 %
Net assets, end of period (in thousands)       $9,557       $6,992      $2,170
Ratios assuming no waiver of management fees by
 PMC and no reduction for fees paid indirectly:
   Net expenses                                  1.91 %       1.97 %      1.90 %**
   Net investment income                         5.62 %       5.72 %      6.23 %**
Ratios assuming waiver of management fees by
 PMC and reduction for fees paid indirectly:
   Net expenses                                  1.73 %       1.72 %       -
   Net investment income                         5.80 %       5.97 %       -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.





 The accompanying footnotes are an integral part of these financial statements.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/96
------------------------------------------------------------------------------
                                                                  1/31/96 TO
CLASS C (a)                                                        12/31/96
Net asset value, beginning of period                              $   10.16
                                                                  ---------
Increase (decrease) from investment operations:
   Net investment income                                          $    0.52
   Net realized and unrealized loss on investments                    (0.42)
                                                                  ---------
     Net increase from investment operations                      $    0.10
Distributions to shareholders:
   Net investment income                                              (0.52)
                                                                  ---------
Net decrease in net asset value                                   $   (0.42)
                                                                  ---------
Net asset value, end of period                                    $    9.74
                                                                  =========
Total return*                                                          1.04%
Ratio of net expenses to average net assets                            1.80%**+
Ratio of net investment income to average net assets                   5.73%**+
Portfolio turnover rate                                                  43%
Net assets, end of period (in thousands)                          $   1,306
Ratios assuming no waiver of management fees
   by PMC and no reduction for fees paid indirectly:
     Net expenses                                                      1.95%**
     Net investment income                                             5.58%**
Ratios assuming waiver of management fees
   by PMC and reduction for fees paid indirectly:
     Net expenses                                                      1.76%**
     Net investment income                                             5.77%**


(a)Class C shares were first publicly offered on January 31, 1996.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.Total return would be reduced if sale charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


 The accompanying footnotes are an integral part of these financial statements.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/96
------------------------------------------------------------------------------


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares.Class C shares were first publicly offered on January 31, 1996.Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.Actual results could differ from those estimates.The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION
     Security transactions are recorded on trade date.Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems.These matrix systems reflect such factors as security prices, yields, maturities and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required.Principal amounts of mortgage-backed securities are adjusted for monthly paydowns.Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns.Interest income is recorded on the accrual basis.Temporary cash investments are valued at amortized cost.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/96                           (continued)
------------------------------------------------------------------------------


     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.   FEDERAL INCOME TAXES
     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders.Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules.Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C.   FUND SHARES
     The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI).PFD earned $34,997 in underwriting commissions on the sale of fund shares during the year ended December 31, 1996.

D.   CLASS ALLOCATIONS
     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively.Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note
     3).Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------

------------------------------------------------------------------------------


     The Trust declares as daily dividends substantially all of its net investment income.All dividends are paid on a monthly basis.Short-term capital gain distributions, if any, may be declared with the daily dividends.Distributions to shareholders are recorded as of the ex-dividend date.Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E.   REPURCHASE AGREEMENTS
     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase.The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians.The Trust's investment adviser, Pioneer Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT
PMC manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust.At December 31, 1996, $70,559 was payable to PMC related to management fees and certain other services.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/96                           (continued)
------------------------------------------------------------------------------


3.   TRANSFER AGENT
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates.Included in due to affiliates is $36,639 in transfer agent fees payable to PSC at December 31, 1996.

4.   PLAN OF DISTRIBUTION
The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940.Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares.Pursuant to Class B Plan and Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares.The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares.Included in due to affiliates is $103,954 in distribution fees payable to PFD at December 31, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC).A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase.Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed.Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%.Proceeds from the CDSC are paid to PFD.For the year ended December 31, 1996, CDSCs in the amount of $25,142 were paid to PFD.

5.   EXPENSE REDUCTIONS
The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses.For the year ended December 31, 1996, the Trust's expenses were reduced by $33,219 under such arrangements.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER AMERICA INCOME TRUST:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer America Income Trust as of December 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented.These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles



ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 3, 1997

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
TAX TREATMENT OF DISTRIBUTIONS
------------------------------------------------------------------------------
MADE DURING THE YEAR ENDED 12/31/96

During the year ended December 31, 1996, the Fund paid the following distributions per share from net investment income:

 --------------------------------------------------------------------------------
PAYMENT
 DATE                                         CLASS A     CLASS B    CLASS C

 1/31/96                                      $0.0550     $0.0490     $0.0049
 2/29/96                                       0.0530      0.0470      0.0470
 3/29/96                                       0.0530      0.0470      0.0470
 4/30/96                                       0.0540      0.0480      0.0480
 5/31/96                                       0.0520      0.0460      0.0460
 6/28/96                                       0.0520      0.0460      0.0460
 7/31/96                                       0.0520      0.0460      0.0460
 8/30/96                                       0.0540      0.0460      0.0460
 9/30/96                                       0.0540      0.0480      0.0480
10/31/96                                       0.0538      0.0460      0.0460
11/29/96                                       0.0550      0.0480      0.0450
12/31/96                                       0.0570      0.0500      0.0470
                                              --------    --------    --------
   Total                                      $0.6448     $0.5670     $0.5169
                                              ========    ========    ========



For purposes of the dividend exclusion, none of the distributions per share qualify for the exclusion.
-------------------------------------------------------------------------------

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
TRUSTEES' FEES AND SHARE OWNERSHIP 12/31/96
------------------------------------------------------------------------------




TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)

The aggregate direct remuneration paid by the Trust to trustees and officers during the year ended December 31, 1996 was $14,152, plus expenses incurred in attending trustees meetings of $3,423. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and underwriter, respectively, of the Trust ($1,000 in 1996), are reimbursed to the Trust by Pioneering Management Corporation in accordance with the management contract with the Fund.At December 31, 1996, the trustees and officers of the Fund owned beneficially 11,784 Class A shares of the Trust (0.1% of the outstanding Class A shares).The Pioneer Group, Inc. is a publicly held corporation of which Mr. Cogan, Chairman and President of the Trust,beneficially owned approximately 14% of the outstanding shares of capital stock at December 31, 1996.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------




TRUSTEES
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


OFFICERS
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Sherman B. Russ, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary


INVESTMENT ADVISER
Pioneering Management Corporation


CUSTODIAN
Brown Brothers Harriman & Co


INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

PIONEER AMERICA INCOME TRUST
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                            THIS PAGE FOR YOUR NOTES.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
------------------------------------------------------------------------------


Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FACTFONE[SM]
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge -within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------

------------------------------------------------------------------------------


AUTOMATIC EXCHANGE PROGRAM
A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

DIRECTED DIVIDENDS
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

PIONEER AMERICA INCOME TRUST
------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
------------------------------------------------------------------------------


For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

 GROWTH FUNDS

 GLOBAL/INTERNATIONAL
 Pioneer Emerging Markets Fund
 Pioneer Europe Fund
 Pioneer Gold Shares
 Pioneer India Fund
 Pioneer International Growth Fund
 Pioneer World Equity Fund

 UNITED STATES
 Pioneer Capital Growth Fund
 Pioneer Growth Shares
 Pioneer Mid-Cap Fund
 Pioneer Small Company Fund

 GROWTH AND INCOME FUNDS
 Pioneer Balanced Fund
 Pioneer Equity-Income Fund
 Pioneer Fund
 Pioneer Real Estate Shares
 Pioneer II

 INCOME FUNDS

 TAXABLE
 Pioneer America Income Trust
 Pioneer Bond Fund
 Pioneer Short-Term Income Trust*

 TAX-EXEMPT
 Pioneer Intermediate Tax-Free Fund
 Pioneer Tax-Free Income Fund

 MONEY MARKET FUND
 Pioneer Cash Reserves Fund






*0ffers Class A and B Shares only

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PIONEER AMERICA INCOME TRUST
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------------------------------------------------------------------------------




                            THIS PAGE FOR YOUR NOTES.

------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

YOU CAN CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, propectuses, applications
and service forms                                                1-800-225-6292

FACTFONE[SM] for automated fund yields, prices,
account information and transactions                             1-800-225-4321

RETIREMENT PLANS INFORMATION                                     1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                     1-800-225-1997

OR WRITE TO US AT:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.



[PIONEER LOGO] PIONEER FUNDS DIST., INC.              0297-3935
               60 STATE STREET             [COPYRIGHT]PIONEER FUNDS DIST.,INC.
               BOSTON, MASSACHUSETTS 02109      [LOGO]PRINTED ON RECYCLED PAPER